EXHIBIT 99.1

Contact:	Phil Gee
480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS GROUP, INC. REPORTS AUGUST TRAFFIC
     TEMPE, Ariz., Sep. 6, 2007 — US Airways Group, Inc. (NYSE: LCC) today reported August and year-to-date traffic results for 2007. Revenue passenger miles (RPMs) for the month were 5.7 billion, up 4.3 percent from August 2006. Capacity was 6.8 billion available seat miles (ASMs), down 1.9 percent from August 2006. Passenger load factor for the month of August was 85.0 percent versus 80.0 percent in August 2006.
     “Our consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) during August 2007 was up over five percent on a year-over-year basis. Looking forward, we are encouraged as both business and leisure demand remains strong. We are also pleased by the progress our airline is making operationally, which continues to improve, with an average of 87.1 percent of our flights arriving on-time during the recent Labor Day weekend,” said US Airways President Scott Kirby.
     America West and US Airways report combined operational performance to the Department of Transportation. For the month of August 2007, the combined domestic on-time performance was 69.4 percent with a completion factor of 98.4 percent.
     The following summarizes US Airways Group’s traffic results for the month and eight months ended August 2007 and 2006, consisting of America West and US Airways mainline operated flights as well as US Airways Express operated flights consisting of wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline (US Airways and America West combined)
August

	2007	2006	% Change
Mainline Revenue Passenger Miles (000)
Domestic	4,439,033	4,385,858	1.2
Atlantic	980,074	795,767	23.2
Latin	329,426	331,398	(0.6)

Total Mainline Revenue Passenger Miles	5,748,533	5,513,023	4.3

Mainline Available Seat Miles (000)
Domestic	5,148,648	5,452,968	(5.6)
Atlantic	1,208,089	983,962	22.8
Latin	404,080	453,324	(10.9)

Total Mainline Available Seat Miles	6,760,817	6,890,254	(1.9)

Mainline Load Factor (%)
Domestic	86.2	80.4	5.8 pts
Atlantic	81.1	80.9	0.2 pts
Latin	81.5	73.1	8.4 pts

Total Mainline Load Factor	85.0	80.0	5.0 pts

Mainline Enplanements
Domestic	4,759,681	4,487,878	6.1
Atlantic	248,596	207,303	19.9
Latin	272,230	277,209	(1.8)

Total Mainline Enplanements	5,280,507	4,972,390	6.2
YEAR TO DATE

	2007	2006	% Change
Mainline Revenue Passenger Miles (000)
Domestic	34,146,500	33,723,796	1.3
Atlantic	5,381,136	4,746,525	13.4
Latin	2,890,180	3,006,908	(3.9)

Total Mainline Revenue Passenger Miles	42,417,816	41,477,229	2.3

Mainline Available Seat Miles (000)
Domestic	41,180,695	41,711,886	(1.3)
Atlantic	6,877,422	5,981,817	15.0
Latin	3,688,455	4,027,457	(8.4)

Total Mainline Available Seat Miles	51,746,572	51,721,160	0.0

Mainline Load Factor (%)
Domestic	82.9	80.8	2.1 pts
Atlantic	78.2	79.3	(1.1) pts
Latin	78.4	74.7	3.7 pts

Total Mainline Load Factor	82.0	80.2	1.8 pts

Mainline Enplanements
Domestic	36,290,711	35,294,432	2.8
Atlantic	1,375,107	1,226,586	12.1
Latin	2,341,957	2,466,981	(5.1)

Total Mainline Enplanements	40,007,775	38,987,999	2.6
Notes:
1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines, US Airways MidAtlantic Division)
August

	2007	2006	% Change
Express Revenue Passenger Miles (000)
Domestic	188,987	215,305	(12.2)

Express Available Seat Miles (000)
Domestic	265,688	312,482	(15.0)

Express Load Factor (%)
Domestic	71.1	68.9	2.2 pts

Express Enplanements
Domestic	703,790	739,294	(4.8)
YEAR TO DATE

	2007	2006	% Change
Express Revenue Passenger Miles (000)
Domestic	1,591,699	1,904,264	(16.4)

Express Available Seat Miles (000)
Domestic	2,247,277	2,744,128	(18.1)

Express Load Factor (%)
Domestic	70.8	69.4	1.4 pts

Express Enplanements
Domestic	5,636,436	6,083,891	(7.4)
Notes:
1)	US Airways Express includes data for US Airways’ MidAtlantic division through May 27, 2006.

2)	Canada is included in domestic results.

Consolidated US Airways Group, Inc.
August

	2007	2006	% Change
Consolidated Revenue Passenger Miles (000)
Domestic	4,628,020	4,601,163	0.6
Atlantic	980,074	795,767	23.2
Latin	329,426	331,398	(0.6)

Total Consolidated Revenue Passenger Miles	5,937,520	5,728,328	3.7

Consolidated Available Seat Miles (000)
Domestic	5,414,336	5,765,450	(6.1)
Atlantic	1,208,089	983,962	22.8
Latin	404,080	453,324	(10.9)

Total Consolidated Available Seat Miles	7,026,505	7,202,736	(2.4)

Consolidated Load Factor (%)
Domestic	85.5	79.8	5.7 pts
Atlantic	81.1	80.9	0.2 pts
Latin	81.5	73.1	8.4 pts

Total Consolidated Load Factor	84.5	79.5	5.0 pts

Consolidated Enplanements
Domestic	5,463,471	5,227,172	4.5
Atlantic	248,596	207,303	19.9
Latin	272,230	277,209	(1.8)

Total Consolidated Enplanements	5,984,297	5,711,684	4.8
YEAR TO DATE

	2007	2006	% Change
Consolidated Revenue Passenger Miles (000)
Domestic	35,738,199	35,628,060	0.3
Atlantic	5,381,136	4,746,525	13.4
Latin	2,890,180	3,006,908	(3.9)

Total Consolidated Revenue Passenger Miles	44,009,515	43,381,493	1.4

Consolidated Available Seat Miles (000)
Domestic	43,427,972	44,456,014	(2.3)
Atlantic	6,877,422	5,981,817	15.0
Latin	3,688,455	4,027,457	(8.4)

Total Consolidated Available Seat Miles	53,993,849	54,465,288	(0.9)

Consolidated Load Factor (%)
Domestic	82.3	80.1	2.2 pts
Atlantic	78.2	79.3	(1.1) pts
Latin	78.4	74.7	3.7 pts

Total Consolidated Load Factor	81.5	79.6	1.9 pts

Consolidated Enplanements
Domestic	41,927,147	41,378,323	1.3
Atlantic	1,375,107	1,226,586	12.1
Latin	2,341,957	2,466,981	(5.1)

Total Consolidated Enplanements	45,644,211	45,071,890	1.3
Notes:
1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

Other Notable Accomplishments
     US Airways is also providing a brief update on notable company accomplishments during the month of August:
•	The airline maintenance and reliability groups set a new V2500 engine operating hours performance record with the completion of more than 30,000 flight hours.

•	New livery of the airline’s mainline fleet nears the 200 mark, with approximately 160 left to paint.

•	Signed a new codeshare agreement with Star Alliance member Air New Zealand, providing non-stop flights available for US Airways customers to Auckland, New Zealand via San Francisco and Los Angeles.
     US Airways is the fifth largest domestic airline employing more than 36,000 aviation professionals worldwide. US Airways, US Airways Shuttle and US Airways Express operate approximately 3,700 flights per day and serve more than 230 communities in the U.S., Canada, Europe, the Caribbean and Latin America. The new US Airways — the product of a merger between America West and US Airways in September 2005 — is a member of the Star Alliance network, which offers our customers 16,000 daily flights to 855 destinations in 155 countries worldwide. This press release and additional information on US Airways can be found at www.usairways.com. (LCCT)
Forward Looking Statements
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan,” “guidance,” “outlook,” “could,” “should,” “continue” and similar terms used in connection with statements regarding the outlook of US Airways Group, Inc. (the “Company”). Such statements include, but are not limited to, statements about expected fuel costs, the revenue and pricing environment, the Company’s expected financial performance and operations, future financing plans and needs, overall economic conditions and the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results and the combined companies’ plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations. Such risks and uncertainties include, but are not limited to, the following: the impact of high fuel costs, significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices; our high level of fixed obligations and our ability to obtain and maintain financing for operations and other purposes; our ability to achieve the synergies anticipated as a result of the merger and to achieve those synergies in a timely manner; our ability to integrate the management, operations and labor groups of US Airways Group and America West Holdings; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; reliance on automated systems and the impact of any failure or disruption of these systems; the impact of future significant operating losses; changes in prevailing interest rates; our ability to obtain and maintain commercially reasonable terms with vendors and service providers and our reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; our ability to use pre-merger NOLs and certain other tax attributes; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in court or out of court restructuring by major airlines; continued existence of prepetition liabilities; interruptions or disruptions in service at one or more of our hub airports;

weather conditions; our ability to obtain and maintain any necessary financing for operations and other purposes; our ability to maintain adequate liquidity; our ability to maintain contracts that are critical to our operations; our ability to operate pursuant to the terms of our financing facilities (particularly the financial covenants); our ability to attract and retain customers; the cyclical nature of the airline industry; our ability to attract and retain qualified personnel; economic conditions; and other risks and uncertainties listed from time to time in our reports to the Securities and Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. The Company assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2007, which is available at www.usairways.com.
-LCC-